SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 17, 2006
                                 ---------------
               Date of Report (date of earliest event reported):

                        TRITON DISTRIBUTION SYSTEMS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                       000-51046               84-1039067
          --------                       ---------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)             I.D. Number)


                           One Harbor Drive, Suite 300
                           Sausalito, California 94965
                           ---------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (415) 339-4600


                              PETRAMERICA OIL, INC.
                              ---------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03    Amendments to Articles of Incorporation or Bylaws,
             Change in Fiscal Year.

     On August 17, 2006, the shareholders of the Registrant at a Shareholders' Meeting approved amendments to the registrant's Articles of Incorporation to change the Registrant's name to Triton Distribution Systems, Inc. and to increase its authorized shares of no par common stock to 100,000,000 shares effective August 17, 2006. There was no change in the Registrant's fiscal year.


Item 8.01    Other Events.

     On August 17, 2006, the shareholders of the Registrant at a Shareholders' Meeting approved the Registrant's 2006 Equity Incentive Plan.


Item 9.01    Financial Statements and Exhibits

     The Company hereby files the following exhibits pursuant to requirements of Form 8-K:

  Exhibit No.       Description of Exhibit
----------------    -----------------------------------------------------------

      3.6 Articles of Amendment of Petramerica Oil, Inc., dated as of August 17, 2006.

     99.1           2006 Equity Incentive Plan



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated:  August 21, 2006

                                        Triton Distribution Systems, Inc.


                                        By:  /s/ Gregory Lykiardopoulos
                                             --------------------------
                                             Gregory Lykiardopoulos
                                             Chief Executive Officer






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